UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 23, 2015

Date of report (date of earliest event reported)

The Habit Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36749	36-4791171
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

17320 Red Hill Avenue, Suite 140

Irvine, CA

(Address of principal executive offices) (Zip Code)

(949) 851-8881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 23, 2015 the Board of Directors (the “Board”) of The Habit Restaurants, Inc. (the “Company”) elected Joseph J. Kadow to the Board.

Mr. Kadow will serve as a Class II director, which class will stand for re-election at the 2016 annual meeting of stockholders. The Board also appointed Mr. Kadow to serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee. In connection with the Company’s compliance with the phase-in provisions under NASDAQ Marketplace Rules and the Securities Exchange Act of 1934, Mr. Kadow will replace Mr. Christopher Reilly on the Audit Committee and will replace Mr. Ira Fils on the Nominating and Corporate Governance Committee.

Mr. Kadow will participate in the Company’s non-employee director compensation program described below. Pursuant to this program, Mr. Kadow will receive an annual retainer of $40,000 and a grant of nonstatutory stock options with a grant date fair market value of $150,000 for serving on the Board, which will be granted at the Company’s next Board meeting. Mr. Kadow will also receive annual fees of $5,000 and $2,500 for serving as a member of the Audit Committee and Nominating and Corporate Governance Committee, respectively.

On September 28, 2015, the Company issued a press release announcing the appointment of Mr. Kadow to the Board. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On September 25, 2015, as part of its non-employee director compensation program, the Company adopted compensation arrangements for its non-employee and non-affiliated directors who serve as members of the Nominating and Corporate Governance Committee or the Compensation Committee. Pursuant to these compensation arrangements, the Company will pay an annual retainer of $3,750 to each member of its Compensation Committee and an annual retainer of $2,500 to each member of its Nominating and Corporate Governance Committee. In addition, the Company will pay an annual retainer of $5,000 to the chairperson of the Nominating and Corporate Governance Committee. These compensation arrangements are in addition to the non-employee director compensation arrangements described in the Company’s 2014 proxy statement, filed with the Securities and Exchange Commission on May 12, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 28, 2015 issued by The Habit Restaurants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Habit Restaurants, Inc.

By:	/s/ Ira Fils
Ira Fils
Chief Financial Officer and Secretary

Date: September 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 28, 2015 issued by The Habit Restaurants, Inc.